Victory Portfolios VI (CIK – 0002162232)

This submission is being made solely to obtain identifiers for shares of the following Series and Class, which are being registered.

• Victory First Eagle Overseas Variable Fund	Victory First Eagle Overseas Variable Fund

Any questions on this submission should be directed to Patty McClain, telephone number (210) 697-3624.